                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      ----------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): May 17, 1995


                       GREEN TREE FINANCIAL CORPORATION
                as originator of Manufactured Housing Contract
                  Senior/Subordinate Pass-Through Certificate
                                 Trust 1995-3
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            (Exact name of registrant as specified in its charter)


          Minnesota                 33-55855          41-1805288
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(State or other jurisdiction      (Commission       (IRS employer
 of incorporation)                file number)    identification No.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 293-3400
                                                    ----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On May 17, 1995, the Registrant sold approximately $502,186,400 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-3 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                   4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Bank National Association, as Trustee, dated as of May 1, 1995, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through
                             Certificates, Series 1995-3


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 1995          GREEN TREE FINANCIAL CORPORATION
                             as originator of Manufactured Housing
                             Contract Senior/Subordinate Pass-
                             Through Certificate Trust 1995-3


                             By /s/ John W. Brink
                                ----------------------------------------
                               John W. Brink
                               Executive Vice President, Treasurer
                               and Chief Financial Officer

INDEX TO EXHIBITS



Exhibit Number                                                        Page
- --------------                                                        ----

4.1       Pooling and Servicing Agreement between Green Tree            5
          Financial Corporation, as Seller and Servicer, and
          First Bank National Association, as Trustee, dated as of May 1, 1995, relating to Manufactured Housing
          Contract Senior/Subordinate Pass-Through Certificates,
          Series 1995-3